UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 13, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina                     1-13408               56-1362926
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

  Registrant's Telephone Number, Including Area Code            (214) 378-8992


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure


         On April 13, 2005, the Company announced that its strategy of delivering transit products with additional security features is progressing toward rollout later this year. That strategy involves increasing security-related functionality in the traditional Intelligent Transportation Systems (ITS) market through specially designed products, services, and strategic alliances.

         The Company also reiterated its financial outlook for the next 18 months to 24 months.

         In addition, the Company reiterated the replay information for its fourth quarter 2004 and fiscal year 2004 financial results telephone conference call and webcast, previously recorded on Monday, April 4, 2005.

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.        Financial Statements and Exhibits

(a) Exhibits.
    99.1          Press release dated April 13, 2005.

Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.

Date: April 13, 2005                           By:    /s/ DAVID N. PILOTTE
                                                      --------------------------
                                                      David N. Pilotte
                                                      Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
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   99.1  Press release dated April 13, 2005.